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                                   EXHIBIT 32

    CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Carl W. Balezentis, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of Lark Technologies, Inc. on Form 10-QSB for the period ending September 30, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Lark Technologies, Inc.

                                     By:  /s/CARL W. BALEZENTIS, Ph.D
                                          ------------------------------------
                                         Carl W. Balezentis, Ph.D
                                         President and Chief Executive Officer



I, Jon H. Luksich, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of Lark Technologies, Inc. on Form 10-QSB for the period ending September 30, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Lark Technologies, Inc.

                                     By:  /s/ JON H. LUKSICH
                                          ------------------------------------
                                          Jon H. Luksich
                                          Controller